Intangible Assets, net - Schedule of Expected Amortization Expense (Details)	Dec. 31, 2025 HKD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 HKD ($)
Twelve months ending December 31,
2026	$ 21,929	$ 2,817
2027	21,929	2,817
2028	9,523	1,224
2029	0	0
Total	$ 53,381	$ 6,858	$ 18,787,163